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EXHIBIT 10.1

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement is entered into as of April 5, 2002, by and between USURF America, Inc., a Nevada corporation ("USURF"), and Evergreen Venture Partners, LLC ("Purchaser"), in light of the following facts:

WHEREAS, USURF is a provider of Fixed-Wireless Internet access whose common stock is traded on the American Stock Exchange (symbol: UAX);

WHEREAS, Purchaser desires to acquire shares of common stock and common stock purchase warrants (the common stock and common stock purchase warrants being referred to collectively as the "Units") of USURF; and

WHEREAS, USURF desires to issue shares of its common stock and common stock purchase warrants to Purchaser on the terms and conditions set forth in this Agreement.

WITNESSETH:

THEREFORE, the Agreement of the parties, the promises of each being consideration for the promises of the other:

I. DEFINITIONS

Whenever used in this Agreement, the following terms shall have the meanings set forth below, including the exhibit hereto or amendments hereof.

(a) "Agreement" shall mean this Securities Purchase Agreement and all exhibits hereto or amendments hereof.

(b) "Knowledge of USURF" or matters "known to USURF" shall mean matters actually known to the Board of Directors or officers of USURF, or which reasonably should be or should have been known by them upon reasonable investigation.

(c) "Purchaser" shall mean Evergreen Venture Partners, LLC, a Colorado limited liability company.

(d) "Securities Act" shall mean the Securities Act of 1933, as amended, and includes the rules and regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder, as such shall then be in effect.

(e) "USURF" shall mean USURF America, Inc., a Nevada corporation, including its subsidiaries.

Any term used herein to which a special meaning has been ascribed shall be construed in accordance with either (1) the context in which such term is used, or (2) the definition provided for such terms in the place in this Agreement at which such term is first used.

II. DISCLOSURES

Purchaser hereby acknowledges that it has examined, or has had the opportunity to examine, all of USURF's periodic filings made with the SEC pursuant to the Securities Exchange Act of 1934, as well as USURF's Registration Statement on Form S-1, SEC File No. 333-82850, filed on February 15, 2002 (withdrawn March 28, 2002), a copy of which is attached hereto as Exhibit "A" (the "S-1 Registration Statement"). Also, Purchaser hereby acknowledges that it has examined, or has had the opportunity to examine, USURF's Registration Statement on Form S-8, SEC File No. 333-83808, filed on March 6, 2002, a copy of which is attached hereto as Exhibit "B" (the "S-8 Registration Statement"). Further, Purchaser hereby acknowledges that it has had the opportunity to ask questions of, and receive answers from, the principals of USURF regarding the periodic filings, the S-1 Registration Statement and the S-8 Registration Statement of USURF and otherwise investigate the matters contained therein.

III. PURCHASE AND SALE

USURF hereby sells to Purchaser and Purchaser hereby buys from USURF the following securities (the Units):

(a) 3,125,000 shares of the $.0001 par value common stock of USURF;

(b) 3,125,000 warrants to purchase a like number of shares of common stock of USURF, at an exercise price of $.15 per share, all as more fully set forth in the form of warrant attached hereto as Exhibit "C" and incorporated herein by this reference; and

(c) 3,125,000 warrants to purchase a like number of shares of common stock of USURF, at an exercise price of $.30 per share, all as more fully set forth in the form of warrant attached hereto as Exhibit "D" and incorporated herein by this reference.

The Units shall be sold to Purchaser at the price and subject to all of the terms and conditions set forth herein.

It is agreed by the parties that none of the purchase price for the Units described herein shall be allocated to the common stock purchase warrants.

IV. PURCHASE PRICE - PAYMENT

Purchaser shall deliver to USURF the sum of $250,000 in payment of the 3,125,000 shares of USURF common stock, the 3,125,000 $.15 common stock purchase warrants and the 3,125,000 $.30 common stock purchase warrants (the Units) purchased by Purchaser hereunder, a per Unit price of $.08, which payment shall be delivered as provided in paragraphs VI and VII hereinbelow.

V. ISSUANCE OF THE UNITS

USURF shall cause the 3,125,000 shares of its common stock, the 3,125,000 $.15 common stock purchase warrants and the 3,125,000 $.30 common stock purchase warrants purchased and sold hereunder to be issued as provided in paragraphs VI and VII hereinbelow.

VI. IINITIAL CLOSING

Subject to the conditions precedent set forth in Section X of this Agreement, and the other obligations of the parties set forth in this Agreement, the Initial Closing under this Agreement shall be at the offices of Newlan & Newlan, Attorneys at Law, 819 Office Park Circle, Lewisville, Texas 75057, on April 15, 2002, at the hour of 2:00 p.m., or at any other place and date as the parties fix by mutual consent.

At the Initial Closing, the following items shall be delivered:

(a) By USURF:

(1) a duly executed Employment Agreement of Douglas O. McKinnon, in the form of Exhibit "E" attached hereto;

(2) a duly executed Confidentiality Agreement of Douglas O. McKinnon, in the form of Exhibit "F" attached hereto;

(3) a duly executed Agreement Not to Compete of Douglas O. McKinnon, in the form of Exhibit "G" attached hereto;

(4) a duly executed Amendment No. 1 to the Employment Agreement of David M. Loflin, in the form of Exhibit "H" attached hereto;

(5) a duly executed Amendment No. 1 to the Employment Agreement of Waddell D. Loflin, in the form of Exhibit "I" attached hereto;

(6) a duly executed Amendment No. 1 to the Employment Agreement of James Kaufman, in the form of Exhibit "J" attached hereto;

(7) a duly executed Termination Agreement of Robert A. Hart IV, in the form of Exhibit "K" attached hereto;

(8) a duly executed Registration Rights Letter Agreement, in the form of Exhibit "L" attached hereto;

(9) a duly executed Certificate of the Secretary of USURF, in the form of Exhibit "M" attached hereto;

(10) a certificate representing 1,562,500 shares of the $.0001 par value common stock of USURF;

(11) a duly executed common stock purchase warrant, in the form of Exhibit "C" attached hereto, representing 1,562,500 $.15 common stock purchase warrants; and

(12) a duly executed common stock purchase warrant, in the form of Exhibit "D" attached hereto, representing 1,562,500 $.30 common stock purchase warrants.

(b) By Purchaser:

(1) an Employment Agreement of Douglas O. McKinnon, in the form of Exhibit "E" attached hereto, duly executed by Mr. McKinnon;

(2) a Confidentiality Agreement of Douglas O. McKinnon, in the form of Exhibit "F" attached hereto, duly executed by Mr. McKinnon;

(3) an Agreement Not to Compete of Douglas O. McKinnon, in the form of Exhibit "G" attached hereto, duly executed by Mr. McKinnon;

(4) a Registration Rights Letter Agreement, in the form of Exhibit "L" attached hereto, duly executed by Purchaser; and

(5) a cashier's check in the amount of $125,000.00, payable to "USURF America, Inc."

VII. FINAL CLOSING

Subject to the conditions precedent set forth in Section X of this Agreement, and the other obligations of the parties set forth in this Agreement, the Final Closing under this Agreement shall be at the then-corporate offices of USURF America, Inc., on June 1, 2002, at the hour of 2:00 p.m., or at any other place and date as the parties fix by mutual consent.

At the Final Closing, the following items shall be delivered:

(a) By USURF:

(1) a certificate representing 1,562,500 shares of the $.0001 par value common stock of USURF;

(2) a duly executed common stock purchase warrant, in the form of Exhibit "C" attached hereto, representing 1,562,500 $.15 common stock purchase warrants; and

(3) a duly executed common stock purchase warrant, in the form of Exhibit "D" attached hereto, representing 1,562,500 $.30 common stock purchase warrants.

(b) By Purchaser:

(1) a cashier's check in the amount of $125,000.00, payable to "USURF America, Inc."

VIII. CONDUCT OF THE PARTIES PENDING INITIAL CLOSING

(a) Conduct of Business in Ordinary Course. USURF shall carry on its business in substantially the same manner as previous to the date of the mutual execution of this Agreement, and to:

(1) use its best efforts to maintain its business organization and keep intact, to retain its present employees and to maintain its goodwill with suppliers, customers and others having business relationships with it;

(2) exercise due diligence in safeguarding and maintaining confidential reports and data used in its business; and

(3) maintain its assets and properties in good condition and repair, and not sell or otherwise dispose of any of its assets or properties, except sales of inventory in the ordinary course of business.

(b) Each of the parties agree that it will use its best efforts to satisfy, or cause to be satisfied, all conditions precedent contained in this Agreement.

IX. REPRESENTATIONS AND WARRANTIES OF USURF

USURF represents and warrants to Purchaser:

(a) Organization and Corporate Authority. USURF is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would require qualification. USURF has all requisite corporate power and authority, governmental permits, consents, authorizations, registrations, licenses and memberships necessary to own its property and to carry on its business in the places where such properties are now owned and operated or such business is being conducted.

(b) Subsidiaries. USURF America, Inc., the issuer of the securities sold hereunder, has the following subsidiary corporations: (1) CyberHighway, Inc., an Idaho corporation; (2) Santa Fe Wireless Internet, Inc., a New Mexico corporation; (3) USURF America Internet Design, Inc., a Louisiana corporation; (4) USURF Wireless, Inc., a Louisiana corporation; (5) Missouri Cable TV Corp., a Louisiana corporation; and (6) QuickCell Broadband, Inc., a Louisiana corporation.

(c) Options, Warrants and Rights. USURF has those outstanding options, warrants or rights, conversion rights or other agreements for the purchase or acquisition from USURF of any shares of its capital stock as are described in Exhibit "N" attached hereto.

(d) Issuance of the Securities Comprising the Units. The shares of common stock of USURF, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances and, to the knowledge of USURF, will be issued in compliance with applicable state and federal laws. The common stock purchase warrants of USURF, when issued and delivered in accordance with this Agreement, will be duly and validly issued and will be free and clear of any liens or encumbrances and, to the knowledge of USURF, will be issued in compliance with applicable state and federal laws. The shares of common stock of USURF underlying the common stock purchase warrants, when issued and delivered in accordance with this Agreement and the warrant agreement, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances and, to the knowledge of USURF, will be issued in compliance with applicable state and federal laws.

(e) Financial Condition; Use of Proceeds. USURF is a development stage company without significant revenues and has, since inception, operated at a loss and is substantially illiquid. USURF requires substantial additional capital with which to implement its business plan with respect to its Wireless Internet access products. There is no assurance that USURF will obtain such needed capital or that its business plan, when implemented, will prove to be successful. There has been no materially adverse change in the financial condition of USURF, since the filing of its Quarterly Report on Form 10-QSB for the period ended September 30, 2001. The funds derived under this Agreement will be utilized in the manner set forth in Exhibit "O" attached hereto.

(f) Undisclosed or Contingent Liabilities. To the best knowledge of USURF and to its officers and directors, USURF has no material liabilities not reflected in its periodic filings with the SEC and the S-1 Registration Statement, and, to the best knowledge of the officers and directors of USURF, USURF has no contingent liabilities not described in such public documents.

(g) Litigation. Except as described in USURF's periodic filings with the SEC and the S-1 Registration Statement, USURF is not a party to any suit, action, proceeding, investigation or labor dispute (collectively "actions") pending or currently threatened against it other than administrative matters arising in the ordinary course of business . None of such actions, if determined against USURF, would result in a materially adverse effect upon USURF.

(h) Compliance with Agreements. The execution and performance of this Agreement will not result in any violation or be in conflict with any agreement to which USURF is a party.

(i) Title to Property and Assets. USURF has good and marketable title to its properties and assets free and clear of all mortgages, liens, security interests and encumbrances.

(j) Franchises and Permits; Taxes and Other Liabilities. To the knowledge of USURF, it has all franchises, permits, licenses, orders and approvals of any federal, state, local or foreign government of self regulatory body (collectively, the "Permits") that are material to or necessary for the conduct of its business. To the knowledge of USURF, it has no outstanding tax liabilities, no unsatisfied final judgment or valid lien filed against it or any of its property.

(k) Governmental Consents. To the knowledge of USURF, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of USURF is required in connection with the valid execution, delivery and performance of this Agreement.

(l) Authorization. All corporate action on the part of USURF and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, for the performance of USURF's obligations hereunder and for the issuance and delivery of the Units has been taken. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of USURF.

(m) AMEX Notices. USURF has not received a notice of delisting, or any similar notice, from the American Stock Exchange.

(n) Regulatory Compliance. To the knowledge of USURF, it is in compliance with all applicable environmental regulations relating to its business operations, as well as all applicable regulations promulgated by the Federal Communications Commission.

(o) Affiliate Transactions. USURF has entered into no material transaction with an affiliate of USURF, other than as is disclosed in the S-1 Registration Statement.

(p) Employee Matters. To the knowledge of USURF, it is in compliance with all laws and regulations applicable to employee-related matters.

(q) Suppliers and Customers. To the knowledge of USURF, its relations with its suppliers and customers are good.

X. REPRESENTATIONS AND WARRANTIES OF PURCHASER

(a) All corporate or other similar action on the part of Purchaser and its officers, directors and shareholders, if required, necessary for the authorization, execution and delivery of this Agreement, for the performance of Purchaser's obligations hereunder and for the delivery of the funds has been taken. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of Purchaser.

(b) Purchaser represents and warrants that the Units are being purchased by it solely for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others.

(c) Purchaser further consents to the placement of the following legend, or a legend similar thereto, on the certificates representing shares of common stock and the common stock purchase warrants comprising the Units:

"THE SECURITIES, AND THE SECURITIES INTO WHICH THEY MAY BE CONVERTED, REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(6) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN A TRANSACTION EXEMPT FROM SUCH REGISTRATION."

XI. CONDITIONS PRECEDENT TO INITIAL CLOSING

(a) Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated in this Agreement shall be subject to the following conditions precedent:

(1) The representations and warranties of USURF contained in this Agreement shall be true as of the Initial Closing Date, with the same effect as though made on the Initial Closing Date. USURF shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Initial Closing Date.

(2) Each of the following agreements shall have been executed by the named parties, at or before the Initial Closing, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length:

(A) Douglas O. McKinnon and USURF shall have executed an Employment Agreement in the form of Exhibit "E" attached hereto;

(B) Douglas O. McKinnon and USURF shall have executed, at or prior to the Closing, a Confidentiality Agreement in the form attached hereto as Exhibit "F";

(C) Douglas O. McKinnon and USURF shall have executed, at or prior to the Closing, an Agreement Not to Compete in the form attached hereto as Exhibit "G";

(D) David M. Loflin and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "H" attached hereto;

(E) Waddell D. Loflin and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "I" attached hereto;

(F) James Kaufman and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "J" attached hereto;

(G) Robert A. Hart IV and USURF shall have executed a Termination Agreement in the form of Exhibit "K" attached hereto; and

(H) Purchaser and USURF shall have executed, at or prior to the Closing, a Registration Rights Letter Agreement in the form attached hereto as Exhibit "L".

(3) No action or proceeding by any governmental body or agency shall be threatened, asserted or instituted that prohibits the consummation of the transactions contemplated by this Agreement.

(4) USURF shall not have terminated any contracts prior to the Initial Closing Date that, in the aggregate, would materially and adversely affect its business.

(b) Conditions Precedent to Obligations of USURF. The obligations of USURF to consummate the transactions contemplated in this Agreement shall be subject to the following conditions precedent:

(1) The representations and warranties of Purchaser contained in this Agreement shall be true as of the Initial Closing Date, with the same effect as though made on the Initial Closing Date. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Initial Closing Date.

(2) Each of the following agreements shall have been executed by the named parties, at or before the Initial Closing, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length:

(A) Douglas O. McKinnon and USURF shall have executed an Employment Agreement in the form of Exhibit "E" attached hereto;

(B) Douglas O. McKinnon and USURF shall have executed, at or prior to the Closing, a Confidentiality Agreement in the form attached hereto as Exhibit "F";

(C) Douglas O. McKinnon and USURF shall have executed, at or prior to the Closing, an Agreement Not to Compete in the form attached hereto as Exhibit "G";

(D) David M. Loflin and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "H" attached hereto;

(E) Waddell D. Loflin and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "I" attached hereto;

(F) James Kaufman and USURF shall have executed an Amendment No. 1 to Employment Agreement in the form of Exhibit "J" attached hereto;

(G) Robert A. Hart IV and USURF shall have executed a Termination Agreement in the form of Exhibit "K" attached hereto; and

(H) Purchaser and USURF shall have executed, at or prior to the Closing, a Registration Rights Letter Agreement in the form attached hereto as Exhibit "L".

XII. CONDITIONS PRECEDENT TO FINAL CLOSING

(a) Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated in this Agreement shall be subject to the following conditions precedent:

(1) The representations and warranties of USURF contained in this Agreement shall be true as of the Final Closing Date, with the same effect as though made on the Final Closing Date. USURF shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Final Closing Date.

(2) The following shall have occurred, at or before the Final Closing:

(A) The Board of Directors of USURF shall have elected two persons designated by Purchaser, in writing at least seven days prior to the Final Closing, as directors of USURF, effective immediately upon the completion of the Final Closing under this Agreement.

(3) No action or proceeding by any governmental body or agency shall be threatened, asserted or instituted that prohibits the consummation of the transactions contemplated by this Agreement.

(4) USURF shall not have terminated any contracts prior to the Final Closing Date that, in the aggregate, would materially and adversely affect its business.

(b) Conditions Precedent to Obligations of USURF. The obligations of USURF to consummate the transactions contemplated in this Agreement shall be subject to the following conditions precedent:

(1) The representations and warranties of Purchaser contained in this Agreement shall be true as of the Final Closing Date, with the same effect as though made on the Final Closing Date. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Final Closing Date.

XIII. ACTIONS OF USURF FOLLOWING INITIAL CLOSING

It is specifically agreed by the parties that, following the Initial Closing hereunder, USURF shall:

(a) move the corporate offices of USURF to Denver, Colorado, at such time as USURF's then-President deems appropriate;

(b) continue all current manufacturing activities of USURF being conducted in Baton Rouge, Louisiana, for a period of not less than six months from the Closing Date hereunder, and that adequate funding therefor shall be appropriated for such activities;

(c) pursue USURF's current business plan for the development of its proprietary Quick-Cell Fixed-Wireless Internet access business, including, without limitation, the development of its Del Rio, Texas, market, as well as the other South Texas cities in which USURF has conducted engineering activities; provided, however, that USURF's then-President may, in his sole business judgment, determine also to pursue USURF's Quick-Cell Fixed-Wireless Internet access business in other cities within or without the State of Texas; and

(d) continue to pursue means of strengthening the market for the common stock of USURF, it being agreed by the parties that such efforts are in the best interest of the shareholders of USURF.

XIV. MISCELLANEOUS

Survival of Covenants. Unless otherwise waived as provided herein, all covenants agreements, representations and warranties of the parties made in this Agreement and in the financial statements or other written information delivered or furnished in connection therewith and herewith shall survive the Initial and Final Closings hereunder, and shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

Arbitration. In the event of a dispute between the parties hereto that arises out of this Agreement, the parties hereby agree to submit such dispute to arbitration before the American Arbitration Association (the "Association") at its Denver, Colorado, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

Governing Law. This Agreement shall be deemed to be a contract made under, governed by and construed in accordance with the substantive laws of the State of Colorado.

Counterparts. This Agreement may be executed simultaneously in counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same documents.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns and administrators of the parties hereto.

Entire Agreement. This Agreement, the other agreements and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

"USURF":

USURF AMERICA, INC.

By: /s/ DAVID M. LOFLIN

David M. Loflin

President

"PURCHASER":

EVERGREEN VENTURE PARTNERS, LLC.

By: /s/ DOUGLAS O. MCKINNON

Name: Douglas O. McKinnon

Title: Member